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                                                                   EXHIBIT 10(b)

                      THE FIRST OF LONG ISLAND CORPORATION

                    Stock Option and Appreciation Rights Plan


     1.   PURPOSES OF THE PLAN

     This Stock Option and Appreciation Rights Plan is intended to provide a method whereby certain officers of The First of Long Island Corporation and its Subsidiaries who are largely responsible for the management, growth and protection of the business, and who are making and can continue to make substantial contributions to the success of the business, may be encouraged to acquire a larger stock ownership in the Corporation, thus increasing their proprietary interest in the business, providing them with greater Incentive for their continued employment, and promoting the interests of the Corporation and all its stockholders. Accordingly, the Corporation will from time to time during the term of the Plan grant, to such officers as may be selected in the manner hereinafter provided, options to purchase shares of Common stock of the Corporation and appreciation rights on the Common Stock of the corporation, subject to the conditions hereinafter provided.

     2.   DEFINITIONS

     Unless the context clearly indicates otherwise, the following terms have the meanings set forth below:

     "Appreciation Right" means a right that entitles the holder to the appreciation in value, if any, of one share of Common Stock, as defined below, and granted according to Section 7 of the Plan.

     "Bank" means The First National Bank of Long Island.

     "Board" means the Board of Directors of the Corporation.

     A "Change in Control" shall be deemed to have occurred if 20% of the Corporation's Common Stock is acquired by a person or group or if a majority of the Corporation's Board changes within a two-year period without the approval of the Directors incumbent at the beginning of such two-year period or if there is a stockholder approved sale of substantially all of the Corporation's assets.

     "Code" means the Internal Revenue Code of 1986, as the same may be amended from time to time and the then current regulations thereunder.


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     "Committee" means the Stock Option and Appreciation Rights Committee of the
Board which Committee shall be established in accordance with Section 3 hereof.

     "Common Stock" means the common stock of the Corporation, $0.10 par value, per share.

     "Corporation" means the First of Long Island Corporation and its Subsidiaries.

     "Grant Date," as used with respect to a particular Option or Appreciation Right, means the date as of which such Option or Appreciation Right is granted by the Committee pursuant to the Plan.

     "Grantees" means the individuals to whom an Incentive Stock Option, Nonqualified Stock Option, or Appreciation Right is granted by the Committee pursuant to the Plan.

     "Incentive Stock Option" means an option that qualifies as an Incentive Stock option as described in Section 422 of the Code.

     "Key Employees" shall be those employees who are officers of the Corporation and its Subsidiaries who have the rank of at least Vice President and above.

     "Nonqualified Stock Option" means any option granted under this Plan, other than an Incentive Stock Option.

     "Option" means an option, granted by the Committee pursuant to Section 5 of the Plan, to purchase shares of Common Stock and which shall be designated as either an "Incentive Stock Option" or a "Nonqualified Stock Option."

     "Option or Appreciation Right Period" means the period beginning on the Grant Date and ending the day up to and including the tenth anniversary of the Grant Date, as determined by the Committee.

     "Plan" means the Stock Option and Appreciation Rights Plan as set forth herein and as may be amended from time to time.

     "Retirement," as applied to a Grantee, means the Grantee's termination of employment at a time when the Grantee is entitled to receive retirement benefits under the Bank's Retirement Plan or under any similar retirement plan that is maintained by a Subsidiary.

     "Subsidiary" means any corporation or association of which a majority of the voting common or capital stock is owned directly or indirectly by the Corporation, including, without limitation, the Bank.


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     "Total and Permanent Disability," as applied to a Grantee, means the
Grantee's termination of employment under or as a result of (i) the Bank's Long Term Disability Plan, (ii) any other similar disability plan that is maintained by a Subsidiary, or (iii) any disability that is determined by the Committee to be similar in nature to disability under the Bank's Long Term Disability Plan.

     3.   ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee composed of three or more members who are appointed by the Board and selected from those directors who are not employees of the Corporation or of a Subsidiary and who have not been eligible to receive an award under the Plan at any time within a period of one year immediately preceding the date of their appointment to such Committee. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine, subject to such rules as to procedures not inconsistent with the provisions of the Plan as are prescribed by the Board, set forth in the By-laws of the Corporation and as prescribed by the Committee itself. A majority of the authorized number of members of the Committee shall constitute a quorum for the transaction of business, and the vote of the majority of such quorum shall be necessary for the transaction of any business. Acts approved by a majority of the members of the Committee then serving shall be the valid acts of the Committee. No member of the Committee shall be eligible to be granted Options or Appreciation Rights under the Plan while he or she is a member of the Committee.

     The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all Grantees and any person claiming under or through a Grantee.

     4.   STOCK SUBJECT TO THE PLAN

          (a) Shares of stock which may be issued under the Plan upon exercise of Options or Appreciation Rights shall be authorized and unissued or shares of Common Stock reacquired by the Corporation, including shares purchased in the open market. The maximum number of shares of Common Stock which may be issued under the Plan shall be 240,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in
               Section 16 of the Plan.

          (b) In the event that any outstanding Option or Appreciation Right under the Plan for any reason expires or is terminated, the shares of Common Stock allocatable to the unexercised portion of such Option or Appreciation Right


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               may again be made subject to Option or Appreciation Right under the Plan. Shares subject to an Option which are not issued as a result of the exercise of Appreciation Rights (which are "Attached," as described below) shall not again be available for issuance under the Plan.

          (c) The aggregate fair market value (determined as of the date an Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year under the Plan and all other plans maintained by the Corporation, its parent, or any Subsidiary, shall not exceed $100,000.

     5.   GRANT OF OPTIONS

     The Committee may from time to time, subject to the provisions of the Plan, grant Options to Key Employees to purchase shares of Common Stock allotted in accordance with Section 4 of the Plan. The Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of the Option as an "Incentive Stock Option" and the remaining portion as a "Nonqualified Stock Option." Any portion of an Option that is not designated as an "Incentive Stock Option" shall be a "Nonqualified Stock Option." The Options may or may not have Appreciation Rights attached to them.

     6.   VALUATION

          (a) OPTION PRICE. The Option purchase price per share shall be 100 percent of the fair market value of one share of Common Stock on the date the Option is granted, except that the purchase price per share shall be 110 percent of such fair market value or any other price prescribed by the Code in the case of an Incentive Stock Option granted to an individual described in Section 8(c) of the Plan. During such time as Common Stock is not listed on an established stock exchange, fair market value per share shall be the mean between the closing dealer "bid" and "ask" prices for Common Stock, as quoted by NASDAQ for the day of the grant, and if no "bid" and "ask" prices are quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted. If Common Stock is listed on an established stock exchange or exchanges, the fair market value shall be deemed to be the highest closing price of Common Stock on such stock exchange or exchanges on the day the Option is granted or, if no sale of Common Stock has been made on any stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred. In the event that Common Stock is not traded on an established stock exchange, and no closing dealer "bid"


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               and "ask" prices are available, then the purchase price shall be
               100 percent of the fair market value of one share of Common Stock on the day the Option is granted, as determined by the Committee in good faith. The purchase price shall be subject to adjustment only as provided in Section 16 of the Plan.

          (b) APPRECIATION RIGHT. The Appreciation Right value at grant shall be 100% of the fair market value of one share of Common Stock on the date the Appreciation Right is granted either attached to an Option or alone. As in the case of Options, during such time as Common Stock is not listed on an established stock exchange, fair market value per share shall be the mean between the closing dealer "bid" and "ask" prices for Common Stock, as, quoted by NASDAQ for the day of the grant, and if no "bid" and "ask" prices are quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted. If Common Stock is listed on an established stock exchange or exchanges, the fair market value shall be deemed to be the highest closing price of Common Stock on such stock exchange or exchanges on the day the Appreciation Right is granted or, if no sale of Common Stock has been made on any stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred. In the event that Common Stock is not traded on an established stock exchange, and no closing dealer "bid" and "ask" prices are available, then the value shall be 100 percent of the fair market value of one share of Common Stock on the day the Appreciation Right is granted, as determined by the Committee in good faith. The value shall be subject to adjustment only as provided in Section 16 of the Plan.

          (c) EXERCISE VALUE. The exercise value of Options or Appreciation Rights per share shall be 100 percent of the fair market value of one share of Common Stock on the date the Option or Appreciation Right is exercised. During such time as Common Stock is not listed on an established stock exchange, fair market value per share shall be the mean between the closing dealer "bid" and "ask" prices for Common Stock, as quoted by NASDAQ for the day of the exercise, and if no "bid" and "ask" prices are quoted for the day of the exercise, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted. If Common Stock is listed on an established stock exchange or exchanges, the fair market value shall be deemed to be the highest closing price of Common Stock on such stock exchange or exchanges on the day of exercise or, if no sale of Common Stock has been made on any stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale


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               occurred.  In the event that Common Stock is not traded on an established stock exchange, and no closing dealer "bid" and "ask" prices are available, then the purchase price shall be 100 percent of the fair market value of one share of Common Stock on the date of exercise, as determined by the Committee in good faith.

     7.   APPRECIATION RIGHTS

     The Committee may from time to time grant Appreciation Rights to Key Employees of the Corporation. The Committee may issue Appreciation Rights either attached to Options or independent of Options ("Attached" or "Standalone," respectively), and are subject to the provisions described in other Plan sections, given the following:

          (a) Concurrent with the grant of any Option under the Plan to purchase one or more shares of Common Stock, the Committee may grant an Attached Appreciation Right with respect to each share of Common Stock. The participant may elect to exercise either the Option or underlying Appreciation Right at which point the related Option or Appreciation Right shall be deemed to have been cancelled.

          (b) In addition, the Committee, at its discretion, may grant Standalone Appreciation Rights. The participant's exercise of Standalone Appreciation Rights will not affect the individual's outstanding Options.

          (c) Any election by a participant to exercise Appreciation Rights granted pursuant to this Plan shall be made during the period beginning on the third business day following the date of release for publication of the Corporation's quarterly or annual financial information and ending on the twelfth business day following such date.

          (d) The amount of payment to which a participant shall be entitled upon the exercise of each Appreciation Right granted pursuant to the Plan shall be equal to 100 percent of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the fair market value of a share of Common Stock on the Grant Date, as specified in Section 6.

          (e)  Payment to the participant shall be made in cash.


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     8.   ELIGIBILITY

          (a) Options and Appreciation Rights shall be granted only to those Key Employees who are selected by the Committee.

          (b) Neither the members of the Committee nor any member of the Board who is not an employee of the Corporation or of a Subsidiary shall be eligible to receive an Option or Appreciation Right under the Plan.

          (c) Any other provision of the Plan notwithstanding, as prescribed in the Code, an individual who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Corporation, its parent, or any Subsidiary shall not be eligible for the grant of an Incentive Stock Option unless the special requirements set forth in Sections 6 and 9(a) of the Plan are satisfied. For purposes of this subsection (c), in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. Stock with respect to which such individual holds an option or Appreciation Right shall not be counted. "Outstanding Stock" shall include all stock actually issued and outstanding immediately after the grant of the Option or Appreciation Right. "Outstanding Stock" shall not include shares authorized for issue under outstanding Options or Appreciation Rights held by the Grantee or by any other person.

          (d) Subject to the applicable provisions of the Code and to the terms, provisions, and conditions of the Plan and subject to review by the Board, the Committee shall have exclusive jurisdiction, (i) to select the Key Employees to be granted Options and Appreciation Rights (it being understood that more than one Option may be granted to the same person), (ii) to determine the number of shares subject to each Option or Appreciation Right, (iii) to determine the date or dates when the Options and Appreciation Rights will be granted, (iv) to determine the purchase price of the shares subject to each Option or Appreciation Right in accordance with Section 6 of the Plan,
               (v) to determine the date or dates when each Option or Appreciation Right may be exercised within the term of the Option or Appreciation Right specified pursuant to Section 10 of the Plan, (vi) to determine whether or not an Option constitutes an Incentive Stock Option, and, (vii) to prescribe the form, which shall be consistent with the Plan, of the instruments evidencing any Options or Appreciation Rights granted under the Plan.


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          (e)  Neither anything contained in the Plan or in any instrument under the Plan nor the grant of any Option or Appreciation Right hereunder shall confer upon any Grantee any right to continue in the employ of the Corporation or of any Subsidiary or limit in any respect the right of the Corporation or of any Subsidiary to terminate the Grantee's employment at any time and for any reason.

     9.   NONTRANSFERABILITY

     During the lifetime of a Grantee, the Option or Appreciation Right shall be exercisable only by such Grantee. No Option or Appreciation Right granted under the Plan shall be assignable or transferable by the Grantee other than, in the event of the death of a Grantee, by will, the laws of descent and distribution, or specific designation by the Grantee of the person or persons who may exercise the Option or Appreciation Right upon the Grantee's death.

     10.  TERM AND EXERCISE

          (a) Each option or Appreciation Right granted under the Plan shall terminate on the date determined by the Committee and specified in the Option and Appreciation Right agreement, provided that each Incentive Stock Option and Appreciation Right granted to an individual described in Section 8(c) of the Plan shall terminate no later than five years after the date of grant or other term prescribed by the Code, and each other Option and Appreciation Right shall terminate no later than 10 years after the date of grant. The Committee at its discretion may provide further limitations on the exercisability of Options and Appreciation Rights granted under the Plan. An Option or Appreciation Right may be exercised only during the continuance of the Grantee's employment, except as provided in Sections 11 and 12 of the Plan.

          (b) A person electing to exercise an Option or Appreciation Right shall give written notice to the Corporation of such election and of the number of shares, in such form as the Committee shall have prescribed or approved. The purchase price shall be paid in full in cash or Stock at the election of the participant.

          (c) A Grantee or a permitted transferee of an Option or Appreciation Right shall have no rights as a stockholder with respect to any shares covered by his or her Option or Appreciation Right unless the Option or Appreciation Right is exercised, and then not until the date the stock certificate is issued evidencing ownership of the shares. No adjustments shall be made for dividends (ordinary or extraordinary), whether in cash, securities, or other property, or distributions or other rights, for which the record date is prior


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               to the date such stock certificate is issued, except as provided in Section 16 hereof.

          (d) A person may, in accordance with the other provisions of the Plan, elect to exercise Options with or without Attached Appreciation Rights in any order, notwithstanding the fact that the Options granted to him or her prior to the grant of the Options selected for exercise are unexpired.

     11.  TERMINATION OF EMPLOYMENT

     If a Grantee severs from all employment with the Corporation and its Subsidiaries for any reason other than death, any Option or Appreciation Right granted to him or her under the Plan shall terminate, and all rights under the Option or Appreciation Right shall cease, in accordance with rules adopted by the Committee. However:

          (a) If the termination is for Total and Permanent Disability, any outstanding Incentive Stock Options and Attached Appreciation Right shall terminate no more than 12 months after such termination of employment. A Nonqualified Stock Option and Attached or Stand-alone Appreciation Right will terminate no more than 15 months from termination of employment.

          (b) If termination is for Retirement, an Incentive Stock Option and Attached Appreciation Right shall terminate no more than three months after termination of employment and a Nonqualified Stock Option and Attached or Stand-alone Appreciation Right will terminate no more than 15 months after termination of employment.

          (c) If the termination is within one year following a Change in Control and is for any reason other than gross and substantial dishonesty, an Incentive Stock Option and Attached Appreciation Right shall terminate no more than three months after termination of employment. A Nonqualified Stock Option and Attached or Stand-alone Appreciation Right will terminate no more than three months from termination of employment.

          (d) The foregoing notwithstanding, no Option or Appreciation Right shall be exercisable after its expiration date.

     Whether an authorized leave of absence or an absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination shall be final, conclusive, and binding upon the affected GRANTEE and any person claiming under or through such GRANTEE.


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     12.  DEATH OF GRANTEE

     If a Grantee dies while in the employ of the Corporation or of any Subsidiary, or after cessation of such employment but within the period during which he or she could have exercised the Option or Appreciation Right under
Section 11 of the Plan, then the Option or Appreciation Right may be exercised (to the extent that the Grantee shall have been entitled to do so at the date of his death) by the executors or administrators of the Grantee's estate or by any person or persons who have acquired the Option or Appreciation Right directly from the Grantee by bequest, inheritance or specific designation, within 12 months after the termination of the Grantee's employment for Incentive Stock Options and Attached Appreciation Rights and within 15 months thereafter for Nonqualified Stock Options and Attached or Stand-alone Appreciation Rights, provided, however, that no Option or Appreciation Right shall be exercisable after its expiration date. As provided above, the Grantee may designate the person or persons who may exercise the Option or Appreciation Right after the Grantee's death by completing and signing the beneficiary form prescribed by the Committee for such purpose. Such beneficiary designation may include any Option or Appreciation Right outstanding as of the date of such designation as well as any Option or Appreciation Right thereafter granted.

     13.  MODIFICATION, EXTENSION, AND RENEWAL

     Subject to the continued qualification of the Incentive Stock Options under the Code and the terms and conditions of the Plan, the Committee may modify, extend, or renew outstanding Options and Appreciation Rights granted under the Plan or accept the surrender of outstanding Options and Appreciation Rights (to the extent not theretofore exercised) and authorize the granting of new Options and Appreciation Rights in substitution therefore. Without limiting the generality of the foregoing, the Committee may grant a new or modified Option or Appreciation Right in lieu of an outstanding Option or Appreciation Right for a number of shares, set an exercise price and for a term which are greater or lesser than under the earlier Option or Appreciation Right, or may do so by cancellation and regrant, amendment, substitution, or otherwise, subject only to the general limitations and conditions of the Plan and the applicable provisions of the Code. The foregoing notwithstanding, no modification of an Option or Appreciation Right shall, without the consent of the Grantee alter or impair any rights or obligations under any Option or Appreciation Right theretofore granted under the Plan.

     14.  PERIOD IN WHICH OPTIONS MAY BE GRANTED

     Options and Appreciation Rights may be granted pursuant to the Plan at any time on or before January 15, 2006.

     15.  AMENDMENT OR TERMINATION OF THE PLAN

     Subject to the continued qualification of any outstanding Incentive Stock Options under the Code, the Board may at any time terminate, amend, modify, or suspend the Plan, provided


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that, without the approval of the stockholders of the Corporation, no amendment or modification shall be made by the Board which:

          (a) increases the maximum number of shares as to which Options or Appreciation Rights may be granted under the Plan,

          (b) alters the method by which the Option price or appreciation right value is determined,

          (c) extends any Option or Appreciation Right for a period longer than 10 years after the date of grant,

          (d) materially modifies the requirements as to eligibility for participation in the Plan, or,

          (e)  alters this Section 15 so as to defeat its purpose.

     Further, no amendment, modification, suspension, or termination of the Plan shall in any manner affect any Option or Appreciation Right theretofore granted under the Plan without the consent of the Grantee or any person validly claiming under or through the Grantee.

     16.  CHANGES IN CAPITALIZATION, ETC.

          (a) In the event that the shares of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares of stock shall be increased through the payment of a stock dividend, then, subject to the provisions of Subsection (c), below, there shall be substituted for or added to each share of stock of the Corporation which was theretofore appropriated, or which thereafter may become subject to an Option or Appreciation Right under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding Options and Appreciation Rights shall also be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

          (b) If there shall be any other change in the number or kind of the outstanding shares of the stock of the Corporation, or of any stock or other securities into which such stock shall have been changed, or for which it shall have


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               been exchanged, and if the Board or the Committee (as the case may be) shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option or Appreciation Right which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

          (c) In the case of a Change in Control, any outstanding Options or Appreciation Rights will become immediately exercisable, regardless of any previously stated vesting or waiting period requirements.

          (d) Fractional shares resulting from any adjustment in Options or Appreciation Rights pursuant to this Section 16 may be settled as the Board or the Committee (as the case may be) shall determine.

          (e) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of an Option or Appreciation Right which shall have been so adjusted.

          (f) The grant of an Option or Appreciation Right pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate, or to sell or transfer all or any part of its business or assets.

     17.  LISTING AND REGISTRATION OF SHARES

          (a) No Option or Appreciation Right granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Board or the Committee (as the case may be) shall determine in its discretion that the listing, registration, or qualification of the shares of Common Stock subject to such Option or Appreciation Right on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder or the granting of Appreciation Right or the issue of shares thereunder, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

          (b) If a registration statement under the Securities Act of 1933 with respect to the shares issuable upon exercise of any Option or Appreciation Right granted under the Plan is not in effect at the time of exercise, as a condition


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               of the issuance of the shares, the person exercising such Option or Appreciation Right shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their distribution and that the shares will only be disposed of in accordance with the applicable provisions of the federal securities laws. The Corporation may place upon any stock certificate for shares issuable upon exercise of such Option or Appreciation Right the following legend or such other legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act of 1933 or other applicable law:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ('ACT') AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT, AND/OR COMPLIANCE WITH RULE 144 OF THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE FIRST OF LONG ISLAND CORPORATION THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED."


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